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                                                                   EXHIBIT 10.32

                                 AMENDMENT NO. 1

                                       TO

                                 LOAN AGREEMENT

      THIS AMENDMENT NO. 1 (this "Amendment") is entered into as of March 8, 2004, by and among THE ENTITIES LISTED ON THE SIGNATURE PAGE HERETO (collectively as "BORROWER"), COLUMN FINANCIAL, INC. ("COLUMN"), CAPITALSOURCE FINANCE LLC, as successor-in-interest with respect to a portion of the Debt referred to herein ("CAPITALSOURCE") (Column and CapitalSource hereafter, "LENDER"), SKILLED HEALTHCARE GROUP, INC. (formerly known as Fountain View, Inc.) (as "GUARANTOR").

                                   BACKGROUND

      Borrower and Column entered into a Loan Agreement dated as of August 19, 2003 (as amended, restated, supplemented or otherwise modified from time to time, the "LOAN AGREEMENT") pursuant to which Lender provided Borrower with certain financial accommodations. The obligations of Borrower to repay the Debt incurred under the Loan Agreement are evidenced by Promissory Note A and Promissory Note B, as such terms are defined in the Loan Agreement.

      Column, as the initial holder of both Promissory Note A and Promissory Note B under the Loan Agreement, entered into an Agreement Among Noteholders (the "NOTEHOLDERS AGREEMENT"), with CapitalSource, as agent on behalf of the "Initial Note B Holders" and with each of CapitalSource and other lenders (such other lenders, the "FORMER LENDERS"), pursuant to which CapitalSource and the Former Lenders purchased from Column Promissory Note B-1, Promissory Note B-2 and Promissory Note B-3, which collectively comprised Promissory Note B.

      The Loan Agreement provides, in Section 2.4.1 thereof, that Borrower has the right to prepay Promissory Note B, in whole or in part, at any time without premium or penalty. Paragraph 4 of the Noteholders Agreement provides that any payments made by Guarantor on the "NOTE B GUARANTY" shall be applied exclusively towards payment of amounts due and payable on Promissory Note B. In order to reduce its liability under its Guaranty of the Debt, Guarantor has tendered to Former Lenders an amount equal to the outstanding obligations of Borrower with respect to that portion of the Debt held by the Former Lenders and evidenced by Promissory Note B-2 and Promissory Note B-3 (hereafter, the "PREPAID NOTES").

      Financing for the Prepaid Notes was provided by CapitalSource to Borrower. Contemporaneous with the financing of the Prepaid Notes, Borrower issued and delivered to CapitalSource an Amended and Restated Promissory Note B in the form annexed hereto as Exhibit A (the "RESTATED NOTE"). The parties hereto have agreed to amend the Loan Agreement to, inter alia, (a) clarify that the Restated Note hereafter constitutes the "PROMISSORY NOTE B" as defined therein and (b) reduce the interest rate payable thereunder with respect to Promissory Note B.

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      NOW, THEREFORE, in consideration of any loan or advance or grant of credit heretofore or hereafter made to or for the account of Borrower by Lender, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

      1. Definitions. All capitalized terms not otherwise defined herein shall have the meanings given to them in the Loan Agreement.

      2. Amendments to Loan Agreement. Subject to satisfaction of the conditions precedent set forth in Section 3 below, the Loan Agreement is hereby amended as follows:

            (a) References to each of the Former Lenders appearing in the first introductory paragraph of the Loan Agreement are deleted in their entireties.

            (b) The definitions of "Promissory Note B" and "Spread" appearing in Section 1.1 of the Loan Agreement are amended and restated in their entireties to read as follows:

                  "Promissory Note B" shall mean that certain Amended and Restated Promissory Note B, dated as of March 8,2004, in the principal amount of Ten Million Dollars ($10,000,000) made by Borrower in favor of CapitalSource Finance LLC, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time."

                  "Spread" shall mean four and one-half percent (4.50%) with respect to Promissory Note A and fifteen percent (15%) with respect to Promissory Note B.

            (c) The definitions of "Promissory Note B-1", "Promissory Note B-2" and "Promissory Note B-3" appearing in Section 1.1 of the Loan Agreement are deleted in their entireties.

      3. Conditions of Effectiveness. This Amendment shall become effective upon satisfaction of the following conditions precedent: Agent shall have received (i) four (4) copies of this Amendment executed by Borrower, Guarantor, CapitalSource and Column and (ii) and such other certificates, instruments, documents, agreements and opinions of counsel as may be required by Agent or its counsel, each of which shall be in form and substance satisfactory to Agent and its counsel.

      4. Representations and Warranties. Each Borrower hereby represents and warrants as follows:

            (a) This Amendment and the Loan Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms.

            (b) Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made in the Loan Agreement to the extent

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the same are not amended hereby and agree that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.

            (c) No Event of Default or Default has occurred and is continuing or would exist after giving effect to this Amendment.

            (d) No Borrower has any defense, counterclaim or offset with respect to the Loan Agreement.

      5.    Effect on the Loan Agreement.

            (a) Upon the effectiveness of Section 2 hereof, each reference in the Loan Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Loan Agreement as amended hereby.

            (b) Except as specifically amended herein, the Loan Agreement, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

            (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of Agent or Lender, nor constitute a waiver of any provision of the Loan Agreement, or any other documents, instruments or agreements executed and/or delivered under or in connection therewith.

      6. Certification Regarding Prepaid Notes. Each of Borrower, Guarantor and CapitalSource hereby certifies to Column that all of the obligations of Borrower with respect to the Prepaid Notes have been satisfied in full and that the Former Lenders have no further rights under the Loan Agreement or the Loan Documents.

      7. Reaffirmation of Guaranty. By its signature below, Guarantor hereby reaffirms its guaranty of the Guaranteed Obligations, as such term is defined in that certain B Note Guaranty Agreement dated as of August 19, 2003, which Guaranty remains in full force and effect in accordance with its original terms, except that all references therein to "Note B-1", "Note B-2" and/or "Note B-3" shall hereafter be deemed to refer to "Promissory Note B", as defined herein.

      8. Governing Law. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and shall be governed by and construed in accordance with the laws of the State of New York.

      9. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

      10. Counterparts; Facsimile. This Amendment may be executed by the parties hereto in one or more counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same agreement. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

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      IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first written above.

                                       BRIAFCLIFF NURSING AND
                                       REHABILITATION CENTER, LP

                                       By: Briarcliff Nursing and Rehabilitation
                                           Center GP, LLC, its general partner

                                       CALIFORNIA SECURED RESOURCES, LLC

                                       CAREHOUSE HEALTHCARE CENTER, LLC

                                       CLAIRMONT BEAUMONT, LP

                                       By: Clairmont Beaumont GP, LLC, its
                                           general partner

                                       CLAIRMONT LONGVIEW, LP

                                       By: Clairmont Beaumont GP, LLC, its
                                           general partner

                                       COLONIAL NEW BRAUNFELS CARE
                                       CENTER, LP

                                       By: Colonial New Braunfels GP, LLC, its
                                           general partner

                                       COLONIAL TYLER CARE CENTER, LP

                                       By: Colonial Tyler GP, LLC, its general
                                           partner

                                       COMANCHE NURSING CENTER, LP

                                       By: Comanche Nursing Center GP, LLC, its
                                           general partner

                                       CORONADO NURSING CENTER, LP

                                       By: Coronado Nursing Center GP, LLC, its
                                           general partner

                                       DEVONSHIRE CARE CENTER, LLC
                                       FLATONIA OAK MANOR, LP

                                       By: Flatonia Oak Manor GP, LLC, its
                                           general partner


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                                       FOUNTAIN CARE CENTER, LLC

                                       FOUNTAIN SENIOR ASSISTED LIVING, LLC

                                       GUADALUPE VALLEY NURSING CENTER, LP

                                       By: Guadalupe Valley Nursing Center GP,
                                           LLC, its general partner

                                       HALLETTSVILLE REHABILITATION AND NURSING
                                       CENTER, LP

                                       By: Hallettsville Rehabilitation GP, LLC,
                                           its general partner

                                       HOSPITALITY NURSING AND
                                       REHABILITATION CENTER, LP

                                       By: Hospitality Nursing GP, LLC, its
                                           general partner

                                       LIVE OAK NURSING CENTER, LP

                                       By: Live Oak Nursing Center, GP, LLC, its
                                           general partner

                                       MONUMENT REHABILITATION AND
                                       NURSING CENTER, LP

                                       By: Monument Rehabilitation GP, LLC, its
                                           general partner

                                       OAK CREST NURSING CENTER, LP

                                       By: Oak Crest Nursing Center GP, LLC, its
                                           general partner

                                       OAKLAND MANOR NURSING CENTER, LP

                                       By: Oakland Manor GP, LLC, its general
                                           partner

                                       SHG SECURED RESOURCES, LP

                                       By: Secured Resource Management GP, LLC
                                           its general partner

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                                       SOUTHWOOD CARE CENTER, LP

                                       By: Southwood Care Center GP, LLC, its
                                           general partner

                                       SPRING SENIOR ASSISTED LIVING, LLC

                                       TEXAS CITYVIEW CARE CENTER, LP

                                       By: Texas Cityview Care Center GP, LLC
                                           its general partner

                                       TEXAS HERITAGE OAKS NURSING AND
                                       REHABILITATION CENTER, LP

                                       By: Texas Heritage Oaks Nursing and
                                           Rehabilitation Center GP, LLC, its
                                           general partner

                                       TEXAS SECURED RESOURCES, LLC

                                       THE CLAIRMONT TYLER, LP

                                       By: The Clairmont Tyler GP, LLC, its
                                           general partner

                                       THE EARLWOOD, LLC

                                       TOWN AND COUNTRY MANOR, LP

                                       By: Town and Country Manor GP, LLC, its
                                           general partner

                                       VALLEY HEALTHCARE CENTER, LLC

                                       VILLA MARIA HEALTHCARE CENTER, LLC

                                       WEST SIDE CAMPUS OF CARE, LP

                                       By: West Side Campus of Care GP, LLC, its
                                           general partner

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                                       WILLOW CREEK HEALTHCARE CENTER, LLC

                                       By: /s/ JOHN HARRISON
                                           -------------------------------------
                                       Name: JOHN HARRISON
                                       Title: CFO of each of the foregoing
                                              entities

                                       COLUMN FINANCIAL, INC.

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       CAPITALSOURCE FINANCE LLC

                                       By: _____________________________________
                                       Name: James J. Pieczynski
                                       Title: Director

ACKNOWLEDGED AND AGREED:

SKILLED HEALTHCARE GROUP, INC.

By: /s/ JOHN HARRISON
    -------------------------------------
Name: JOHN HARRISON
Title: CFO

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                                       WILLOW CREEK HEALTHCARE CENTER, LLC

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: _______________ of each of the
                                              foregoing entities

                                       COLUMN FINANCIAL, INC.

                                       BY: /s/ EDMUND TAYLOR
                                           -------------------------------------
                                       Name: EDMUND TAYLOR
                                       Title: Vice President

                                       CAPITALSOURCE FINANCE LLC

                                       By: _____________________________________
                                       Name: James J. Pieczynski
                                       Title: Director

ACKNOWLEDGED AND AGREED:

SKILLED HEALTHCARE GROUP, INC.

By: _____________________________________
Name: ___________________________________
Title: __________________________________

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                                       WILLOW CREEK HEALTHCARE CENTER, LLC

                                       By: _____________________________________

                                       Name: ___________________________________

                                       Title: _______________ of each of the
                                              foregoing entities

                                       COLUMN FINANCIAL, INC.

                                       By: _____________________________________
                                       Name: ___________________________________
                                       Title: __________________________________

                                       CAPITALSOURCE FINANCE LLC

                                       BY: /s/ James J. Pieczynski
                                           -------------------------------------
                                       Names: James J. Pieczynski
                                       Title: Director

ACKNOWLEDGED AND AGREED:

SKILLED HEALTHCARE GROUP, INC.

By: _____________________________________
Name: ___________________________________
Title: __________________________________